October 2024

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of applicable securities laws, including The Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included herein, including statements regarding Cibus' operational and financial performance, Cibus' strategy, future operations, prospects, and plans, including the anticipated regulatory environment are forward-looking statements. Forward-looking statements may be identified by words such as "anticipate," "believe," "intend," "expect," "plan," "scheduled," "could," "would" and "will," or the negative of these and similar expressions. These forward-looking statements are based on the current expectations and assumptions of Cibus' management about future events, which are based on currently available information. Cibus' actual results, level of activity, performance, or achievements could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and beyond the control of Cibus. The industry in which Cibus operates is emerging and subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of Cibus' Annual Report on Form 10-K which was filed with the Securities and Exchange Commission (the "SEC") on March 21, 2024 and other subsequent reports on Forms 10-Q and 8-K filed with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. In addition, the forward-looking statements included in this presentation represent Cibus' views as of the date hereof. Cibus specifically disclaims any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Cibus' views as of any date subsequent to the date hereof. October 2024 2/16

3 Mission We provide traits that help farmers grow their crops more productively, economically and sustainably. Technology Vision We use technology to accelerate development of beneficial plant traits that are indistinguishable from those evolved in nature. October 2024 3/16

Rory Riggs CEO, Chairman Co-Founder Peter Beetham COO, President Co-Founder PhD Greg Gocal EVP, Chief Scientific Officer, Co-founder PhD Experienced Management Team Noel Sauer SVP, Head of R&D PhD Carlo Broos SVP, Interim CFO MS October 2024 4/16 Jason Stokes Chief Legal Officer, Corporate Secretary JD

Cibus is a Leading Gene-Edited Agricultural Trait Company October 2024 5/16 Trait Licensing Royalty Business 5 Trait Pipeline 3 Major Crops Customers Include Major Agricultural Companies

The Trait Business October 2024 6/16

Seed Germplasm (Yield, Yield, Yield) Seed Companies Genetic Traits (Weed Control, Disease Resistance, Yield) Traits are Fundamental to Agricultural Seed Business 7/16 October 2024 Productivity Trait Business Example: Monsanto pioneered the Trait Business by licensing GMO weed traits that made plants tolerant (“RoundUp Ready”) to its herbicide. Germplasm Trait Business Example: Stine Seeds pioneered the Germplasm Trait Business by licensing corn and soybean genetics and traits to companies like Monsanto & Syngenta.

Multi-Crop and Multi-Trait Applications Leverage Trait Value

Multi-Crop Traits

Case Study: Bt Trait*:

	Corn	Cotton	Soybean
Challenge	CORN ROOTWORM	COTTON BOLLWORM	SOYBEAN LOOPER
Royalties*	$2.6B	$0.7B	$0.5B

Cibus Example: Sclerotinia (White Mold) Resistance in Canola and Soybean

Stacked Traits

Traits for Non-Selective Herbicides are Industry Mainstays**






In Soybean, Corn, Canola and Cotton, traits for Weed Management protecting plants from non-selective herbicides are used in > 90% of seeds sold

Cibus Example: Herbicide Tolerance (HT1 and HT3) in Rice

* The Bt trait is a third-party GMO trait. Royalties are estimated. Sources: Abgioinvestor, U.S. Government, BCG and USDA.
** Source: U.S. Department of Agriculture, Adoption of Genetically Engineered Crops, Recent Trends in GE Crops. Canola is a company estimate.

October 2024

CIBUS®

8/16

Global Regulatory Environment is Advancing Favorably

Regulations are differentiating gene-edited crops from GMO

Movement to regulate gene-edited crops as conventional varieties

EU regulatory framework has been approved and is awaiting finalization, likely effective in 2026



Regulatory Policy in Place**
Positive Policy Developments
Policy Discussions Underway
Canada
USA
Mexico
Guatemala.
El Salvador
Costa Rica
Colombia
Ecuador
Peru
Honduras
Chile
Brazil
Paraguay
Uruguay
Argentina
Norway
Russia
UK
EU-27*
Switzerland
Israel
Burkina Faso
Ghana
Nigeria
India
Sudan
Ethiopia
Kenya
Malawi
Zimbabwe
Eswatini
South Africa
Japan
Korea
China
Philippines
Singapore
Indonesia
Australia
New Zealand

*** Regulatory Policy in Place means that gene edited crops are regulated as conventional varieties and not GMOs. Positive Policy Developments means ongoing research regulations are in development but no current timeline or regulatory guidance. Positive Policy Discussions Underway means the regulatory status of gene editing of crops has not been determined.**
Source: Compiled from information published directly by government authorities and industry associations including the International Seed Federation (ISF), CropLife International (CLI), and the American Seed Trade Association (ASTA). USDA FAS (USDA FAS has a comprehensive country list. **See: https: / / crispr-gene-editing-regs-tracker.geneticliteracyproject.org / united-states-crops-food /**)

October 2024

CIBUS

9/16

Cibus’ Business 10/16 October 2024

1111 $2.0B Total 5 Trait Pipeline 11 Receive Customer Germplasm THE TRAIT MACHINE Return Customer Seed/Germplasm with Trait Edits LICENSE* Cibus Develops and Licenses Traits EDIT Semi-Automated Timebound & Predictable Trait Development 1) Inventory of Proprietary Traits - Developed: Pod Shatter Resistance, HT1, & HT3 - Advanced: White Mold (Sclerotinia), HT2, NUE (Nitrogen Use Efficiency) The Cibus Trait Business Model Focused Crop & Trait Strategy Platforms for 3 Major Crops Operating Canola, Rice Advanced Soybean Families of Trait Solutions Weed Management HT1, HT3 (Developed), HT2 (Advanced) Disease Sclerotinia (white mold) (Advanced) Other Pod Shatter Reduction (Developed) 11/16 October 2024

Cibus' 5 Trait Pipeline

WEED MANAGEMENT

HT1 in Rice



HT2 in Canola



HT3 in Rice



- **Impact/Opportunity**: Herbicide tolerant crops provide farmers with efficient solutions to control weeds.
- **Challenge**: Farmers need to control weeds that are becoming resistant to conventional herbicides. They need better solutions.
- **Solution**: Farmers can use novel herbicides directly over the crop killing weeds and NOT the crop!
- **Status**: Cibus has completed edits and field trials to complete the product concepts.
- **Stacked-trait opportunity:** Cibus' editing technology can also stack traits to provide additional traits for tolerance to additional herbicides.

DISEASE

Sclerotinia in Canola



- **Impact/Opportunity**: *Sclerotinia* also known as White Mold is a major disease of Canola and Soybean and can severely affect farmer yields.
- **Challenge**: Disease control solution for farmers is to spray fungicides, often using multiple applications in a season.
- **Solution and Status**: Cibus is editing Canola targeting multiple genes to provide customer elite genetics durable tolerance

PSR

PSR in Canola



- **Impact/Opportunity**: Reduced yield from early seed release (pod shatter) can reduce farmers yields by 20-30%.
- **Challenge**: Not all seed companies have access to this trait.
- **Solution**: Cibus has edited multiple customer lines to date.
- **Status**: Customers elite genetics have been edited and Cibus is working with these customers to launch PSR in the next few years.

October 2024

CIBUS

12/16

Cibus' Advancing Soybean Platform is Aimed at Large Growing Market Opportunity

Brazil 2024/25: ~112 M acres

US 2024/25: ~87 M acres

Total ~200 M acres

Brazil and the United States total soybean harvest has grown from ~160M acres in 2015/16 to ~200M acres (est) for 2024/25



Soybean Harvested Area
Brazil vs. United States
Source: USDA FAS
Million Acres
130
120
110
100
90
80
70
60
50
40
30
2015/16
2016/17
2017/18
2018/19
2019/20
2020/21
2021/22
2022/23
2023/24
2024/25

Cibus's Advanced Traits Aimed at Highly Concentrated Soybean Market

(*) Cibus' anticipated Soybean Platform is Expected to be operational in 2024
(**) US and Brazil Markets are estimates for the 2024-25 season.
Sources: US DA FAS.

October 2024

See Appendix for Important Information, Certain Definitions, Disclaimers and End Notes

CIBUS

13/16

Traits Represent a Large Potential Royalty Opportunity Each Trait has an Addressable Trait Fee Market > $100M See Appendix for Important Information, Certain Definitions, Disclaimers and End Notes(*) All estimates are management’s. October 2024 14/16 Crop Trait(s) Principal Geographies Target Initial Commercial Launch Date Estimated Trait Fees per Acre per Year Estimated Cibus Accessible Acres Potential Total Accessible Royalties Rice Weed Management Traits (HT1, HT3) U.S., Latin America 2027/2028 $20-40 9M $200M Asia (excl. China) 2030 $2-3 60M $150M Canola Pod Shatter Resistance North America, EU 2026 $5 28M $140M Weed Management (HT2) North America, EU 2028 $5 20M $100M Sclerotinia North America, EU 2029 $10 30M $300M Soybean Weed Management (HT2) U.S., Brazil 2030 $5 75M $375M Sclerotinia U.S., Brazil 2031 $10 50M $500M We expect our customers to commercially launch seeds with Cibus traits by offering them for sale to growers as early as 2026 for PSR in North America and 2027/2028 for our HT Rice traits in the Americas. Initial trait revenues are typically expected the year following commercial launch.

Certain Definitions • With respect to crop acres, the Company uses the terms “Accessible Acres”, “Total Market” and “Customer Acres” as defined below: “Total Market” or “Total Addressable Acres” represents the total acres planted of a specific trait crop in a a specified geography, jurisdiction or market. “Accessible Acres” is that portion of a specified Total Market representing management’s estimate of the number of total acres for the specified geography on which seed with the specified Cibus trait may be planted. This estimate is based on industry sources or references regarding the need for a specific trait in the specific crop and geography or specific jurisdiction, taking into account assumptions about competition, trait relevance, switching costs and adoption timeframes, and various other factors. Accessible Acres may vary widely based on the trait, crop, geography or need. Among other assumptions, management includes European Union acres in determining Accessible Acres. However, access to European Union acreage is dependent upon a favorable outcome of the EU legislative process with respect to a currently pending proposal. There can be no assurance that such a favorable outcome will be achieved. “Customer Acres” represents management’s estimate of that portion of Accessible Acres on which Customers’ seeds are planted. “Advanced” with respect to traits means traits where the editing process is underway with known edit targets. With respect to a Crop Platform it means we are advanced in our plant regeneration efforts beyond the calli-stage. “Bt” refers to Bacillus thuringiensis, a species of bacteria that lives in soil. “Canola” includes Canola, Winter Oilseed Rape and Turnip Rape. “Commercialization” means that the Company has delivered edited seeds back to a Customer or Customers for their commercialization purposes. “Crop Platform” means, unless otherwise stated, that for the stated crop the company has an Operational or Operating plant editing system. “Customer” is a party that has delivered its crop specific elite germplasm to Cibus to be edited with the goal of commercializing the specific edit in a specific crop. “Developed” with respect to a trait means the trait has been validated in field trials and the Company has at least one Customer for that trait. “GMO” is an acronym for “genetically modified organism” and is used by the Company to describe a transgenic plant that has been created by inserting foreign genetic material into its genome (DNA). APPENDIX - Certain Definitions and Disclaimers “HT1”, “HT2” and “HT3” each refer to different herbicide tolerance traits. “Operating” or “Operational” with respect to a Crop Platform means the Company can edit a single cell and regenerate the edited cell into a whole plant with the specific edit. “Potential Total Accessible Royalties” represent the Company’s estimates of potential annual royalties from a specific trait based on the estimated average Trait Fee per acre and the estimated Total Accessible Acres. “Potential Target Market Royalties” represent management’s estimate of Accessible Acres times managements estimate of the average annual Trait Fees per acre for the specific trait for a specific crop in a specific geography. The Company’s estimates of Potential Target Market Royalties represents the Company’s estimate of its peak sales for the specific trait and specific crop and is expected to be realized several years after initial commercial availability of seed containing the applicable trait. Actual royalties, if any, could be materially different than those expressed, implied, or anticipated by the estimates presented. Accordingly, such calculations should be considered illustrative and constitute forward-looking statements. “Product” means a specific trait and regardless of crop or crops to which such trait is or may be applicable. “Sustainability” refers to economic sustainability or the ability to sustain operations given costs. We equate higher yields and/or lower costs as key elements of productivity improvements and as essential elements of sustainability. We may from time to time use each of these three terms interchangeably as greater yields or greater productivity imply greater sustainability or greater sustainability is driven by higher yield or productivity. “Trait Fees” represent management’s assumptions regarding the potential per acre fee that Cibus may receive in respect of the applicable trait, taking into account available market information regarding competitors’ current fees as well as assumptions regarding competition, trait relevance and trait value in specific geographies, and potential savings to farmers, switching costs and various other factors. Seeds containing multiple traits can result in multiple Trait Fees. NOTE: Because Sclerotinia Resistance is expected to be the first commercial disease trait, there are no directly comparable Trait Fee reference points. Management estimates that the Sclerotinia Resistance Trait Fee will generally align with the relevant cost of fungicide applications, which are an alternative method to manage disease. 15/16 October 2024

Securities Law Matters This presentation has been prepared by Cibus, Inc. (the “Cibus” and the “Company”) and the Company is responsible for its contents. It shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of any securities of the Company, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Intellectual Property The Company owns or has the right to use the trademarks, service marks, and trade names that it uses in conjunction with the operation of its business. Some of the more important marks and names that it owns or has rights to use that may appear in this presentation include: “Cibus®”, “RTDS®”, “Rapid Trait Development System ”, “Trait Machine ”. This presentation may also contain additional trade names, trademarks, and service marks belonging to other companies. The Company does not intend its use or display of other parties’ trademarks, trade names, or service marks to imply, and such use or display should not be construed to imply a relationship with, or endorsement or sponsorship of these other parties. Market Data Unless otherwise indicated, information contained in this presentation concerning the Company’s industry and the markets in which it operates is based on information from various sources, including independent industry publications. In presenting this information, the Company has also made estimates and assumptions based on such data and other similar sources, and on its knowledge of, and its experience to date in, the potential markets for its trait products. Many, but not all, of the estimates and assumptions made by management are discussed in the Appendix included in this presentation. APPENDIX - Certain Definitions and Disclaimers 16/16 October 2024